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                                                                   Exhibit 10.11

                    SOFTWARE PURCHASE AND LICENSE AGREEMENT

        This Software Purchase and License Agreement (the "Agreement") is entered into and shall be effective as of September 1, 1996 by and between Creative Information Systems, L.L.C., a Texas limited liability company ("Creative") and HealthPartners Financial Corporation, a Delaware corporation ("HealthPartners").

        WHEREAS, Creative and HealthPartners are parties to that certain Software License Agreement dated August 13, 1993 (the "License Agreement"); and

        WHEREAS, HealthPartners has participated in the development of the software which is the subject of the License Agreement, which software is generally known as "RTS" and desires to purchase the same from Creative; and

        WHEREAS, HealthPartners desires to license RTS to Creative:

        NOW, THEREFORE, Creative and HealthPartners agree as follows:

        1. Sale of RTS. Subject to the provisions hereof, Creative hereby sells HealthPartners RTS, including a copy of the source code therefore. The purchase price for RTS shall be Twenty-Five Thousand ($25,000) Dollars payable in three equal consecutive monthly installments commencing as of the effective date hereof and terminating three months thereafter. The sale of RTS includes all related materials that Creative may possess.

        2. License Grant. In partial consideration of the sale of RTS, HealthPartners hereby grants Creative a non-exclusive unrestricted perpetual license of RTS, including the name "RTS," the source code and all related materials.

        3. Upgrades, Modifications and Enhancements. Creative and HealthPartners agree that to the extent either of them shall upgrade, modify or enhance RTS, or receive the benefit of any upgrade, modification or enhancement to RTS, they shall provide the other, at no cost or charge, with any such upgrade, modification or enhancement, including the source code therefore, as soon as such is available.

        4. Support. Creative and HealthPartners agree to cooperate with each other to support RTS should the need arise on such terms and conditions as they shall mutually agree at the time.
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     5. Termination of License Agreement. Upon the execution of the Agreement, the License Agreement shall be terminated.

     6. Disclaimer of Warranties. RTS AND RELATED MATERIALS ARE SOLD "AS IS" AND WITHOUT EXPRESS OR LIMITED WARRANTY OF ANY KIND BY EITHER CREATIVE OR ANYONE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION OR DISTRIBUTION OF RTS, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF RTS AND RELATED MATERIALS IS WITH HEALTHPARTNERS. SHOULD RTS PROVE DEFECTIVE HEALTHPARTNERS (AND NOT CREATIVE OR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION OR DISTRIBUTION OF RTS) ASSUMES THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION. CREATIVE DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN RTS WILL MEET HEALTHPARTNERS' REQUIREMENTS OR THAT THE OPERATION OF RTS WILL BE UNINTERRUPTED OR ERROR FREE.

     7. Limitation of Liability. IN NO EVENT WILL CREATIVE OR ANYONE OTHER PERSON INVOLVED IN THE CREATION, PRODUCTION OR DISTRIBUTION OF RTS BE LIABLE TO HEALTHPARTNERS (i) ON ACCOUNT OF ANY CLAIM FOR DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER SPECIAL INCIDENTAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES ARISING OUT OF THE USE, INABILITY TO USE, QUALITY OR PERFORMANCE OF RTS OR ANY RELATED MATERIALS OR (ii) BASED UPON PRINCIPLES OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY FOR THE NEGLIGENCE OF CREATIVE OR OTHER TORT, BREACH OF ANY STATUTORY DUTY, PRINCIPLES OF INDEMNITY OR CONTRIBUTION, THE FAILURE OF ANY REMEDY TO ACHIEVE ITS ESSENTIAL PURPOSE OR OTHERWISE.

     8. Notice. Any notice required by this Agreement shall be in writing (including telegraphic or telecopy communication) and if mailed shall be deemed to be given three (3) days after being sent by registered or certified mail, postage prepaid, or if telegraphed, when delivered to the telegraph company, or if telecopied, when transmitted, or otherwise when delivered in person to the addressee and a receipt given for, in all such instances addressed to the parties as set forth on the signature page hereof or such other address as the addressee may, by written notice received by the other party, designate as the appropriate address for the purposes of this Agreement.


                 CONTINUED AND EXECUTED ON THE FOLLOWING PAGE

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Creative Information Systems, L.L.C.   HealthPartners Financial Corporation
17194 Preston Rd. #123                 2 Wisconsin Circle
Suite 267                              Suite 320
Dallas, Texas 75248                    Chevy Chase, Maryland 20815



By:  /s/ N.J. Metcalf                  By:  /s/ John K. Delaney
   ---------------------------------      ----------------------------------
         N.J. Metcalf                           John K. Delaney
         Manager                                President

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